                                                                 EXHIBIT 10.6(c)

                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

        Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.


                                 THIRD AMENDMENT


        This Third Amendment is entered and made as of July 11, 2001 (the "Amendment") as an amendment to the Chautauqua Jet Service Agreement dated as of March 19, 1999, by and between US Airways, Inc. ("US Airways") and CHAUTAUQUA AIRLINES, INC. ("Chautauqua") as amended by the First Amendment dated as of September 6, 2000 and as Amended by the Second Amendment dated as of December 20, 2000 (as amended, the "Agreement").

                                   WITNESSETH:

        WHEREAS, US Airways and Chautauqua have entered into the Agreement; and

        WHEREAS, US Airways and Chautauqua desire to further amend certain provisions of the Agreement;

        NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Chautauqua hereby agree as follows:

1. Exhibit 2.1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 2.1 attached hereto.

2.      The following is hereby added as Section 2.9.

"Chautauqua agrees to retrofit, [*], any aircraft placed into service under this Agreement with [*]. Chautauqua represents that five (5) aircraft delivered into US Airways ERJ Fleet are configured with a [*] option and that Chautauqua shall use its best efforts to retro-fit these five aircraft in the with the [*] modification in a timely manner."

3. Item 4 of the Second Amendment is hereby deleted in its entirety and replaced with the following.

"As of December 1, 2001, Section 5.5 of the Agreement, is hereby amended by deleting [*] as stated in the first sentence of Section 5.5 and replacing it with [*]."


-------
* Confidential

        Except as amended hereby, the Agreement remains unchanged in all other respects. Upon its execution, this Third Amendment, together with the Agreement, will be the complete and binding understanding of the Parties with respect to the terms and conditions of the Agreement, as amended by the terms set forth herein.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written



        CHAUTAUQUA AIRLINES, INC.           US AIRWAYS, INC.



        /s/ Bryan Bedford                   /s/ Thomas M. Hanley
        ----------------------------        ----------------------------------
        By:      Bryan Bedford              By:      Thomas M. Hanley
        Title:   President                  Title:   Vice President, US Airways



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EXHIBIT 2.1      IMPLEMENTATION SCHEDULE OF AIRCRAFT DEPLOYMENT


                                                    NUMBER OF OPERATIONAL
DATE                                                       AIRCRAFT
----                                                ---------------------

Date of Amendment                                           20*

July 2001                                                   21

August 2001                                                 22

September 2001                                              23

October 2001                                                24

November 2001                                               25

November 2001                                               26




* as of May 2001 one Aircraft shall be a Spare Aircraft as described in Section
2.9 of this Agreement.


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